

SOKO

SOKO Fitness & Spa Group

(SOKF.OB)

www.sokofitness.com

Safe Harbor Statement

Statements contained in this presentation may be considered "forward-looking statements" within the meaning of U.S. federal securities laws. The matters discussed herein are based on current management expectations that involve risks and uncertainties that may result in such expectations not being realized. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties. Such forward-looking statements speak only as of the date on which they are made and SOKO Fitness & Spa Group, Inc. (the "SOKO" or "Company") does not undertake any obligation to update any forward-looking statements to reflect events or circumstances after the date of the presentation.

Company Overview

- Mission: Become the leader of fitness & spa industry in North China.
- Founded in September, 1992
- Headquarters: Harbin, China
- Largest beauty salon, SPA, and Fitness club operator in Northeast China.
- SOKO currently has more than 12,000 fitness members within 2 fitness clubs and 18,000 beauty and spa members within 8 spas.
- 530 employees, including 122 sales, 97 professional trainers, 80 administrative personnel, and 231 beauty & spa professionals.


Revenue (in thousands USD)
FY ends at May 31st
$15,000
$10,000
$5,000
$0
5,738
7,394
13,963
2006
2007
2008


Net income (in thousands USD)
FY ends at May 31st
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
2,132
3,020
5,276
2006
2007
2008

SOKO
SOKO Fitness & Spa Group

Company Snapshot

- Ticker: SOKF.OB
- Reverse merger: April 11, 2008
- Fiscal year ends at May 31st
- Fiscal 2008 Revenue:$13.96 million
- Fiscal 2008 Net Income:$5.3 million
- Total shares outstanding: 17,000,000
- FY08 EPS: Basic:$0.45/Diluted:$0.36
  (Based on weighted average shares 11.6m and 14.5m)
- Shares outstanding+warrants+options issued: 19.2 million
- Management ownership: 9m shares; 53%
- Institution ownership: 2million shares and 2 million warrants


INTERNATIONAL FITNESS CLUB
SOKO

Spas & Beauty Salons

- 8 facilities in Harbin and Shenyang.
- 85% of revenues in FY 2008.
- High operating margins.
- Targets customers include: executives, small business owners, government officials and professionals.
- Clubs cater to different market niches. The most upscale club is in the Sofitel Hotel.
- Market share leader in Harbin middle and high end spa.
- Flexible pre-Payment: SOKO customer debit cards.
- Average size: 15,000 square ft.





Fitness & Yoga Clubs

- 2 fitness and yoga clubs.
- 9% of revenue in FY2008. Percentage will grow with opening of SOKO Yoga Wave club in Shenyang.
- ***SOKO Fitness Center*** is one of only 3 centers in Harbin with indoor pool.
- ***SOKO Yoga Wave*** is the largest yoga center in Asia.
- Clubs offer gym, pool, Yoga, Pilates and other fitness classes.
- Customer base: Middle-upper middle class customers.
- Membership: prepaid annual, semi-annual, quarterly, and corporate accounts .





SOKO Fitness Club

SOKO
健身俱乐部
SOKO FITNESS CLUB


INTERNATIONAL
SOKO





- 54,000 sq. ft. More than 8,000 members
- Solid and stable customer base. Over 60% of customers subscribe for 1 year or more.
- Indoor solarium panorama swimming pool
- Harbin, population of 6 million
- 2 hot Yoga classrooms

SOKO Yoga Wave

YOGA WAVE

- More than 4,000 members
- 73,200 square ft., 9-story building
- Acquired 51% in September 2008
- Asia largest Yoga/ Pilates club
- Shenyang, Liaoning, population of 7.2 million, the largest city in Northeast China


YOGA WAVE

Beauty School

- The Queen Beauty Vocational School was founded in 1992.
- 6% of FY 2008 revenues.
- The school provides beauty & spa professional training and issues a variety of certificates.
- The school provides 1-month, 2-month, 3-month, 6-month, and 2-year education programs.
- Average student enrollment between 300 and 400, 1/3 in boarding school.
- Provides qualified students for SOKO beauty facilities—we only hire the top 10%.



Competitive advantage

- China first fitness & spa provider listed in U.S.
- Strong cash flow: Prepaid membership model
- Institutional customers: China Mobile, China Merchants Bank, etc. contribute 10% of sales
- Strong market demand in burgeoning middle class Fitness & Spa market
- Recognizable brands in Northeast China
- Beauty school enables company to train and pick the best graduates to work in SOKO spas.

Competitive advantage


China GDP Growth
16
14
12
10
8
2003
2004
2005
2006
2007
Northeast GDP Growth %
GDP Growth %

China	GDP Growth %	Northeast GDP Growth %
2003	10.0	10.6
2004	10.1	12.2
2005	10.4	12.0
2006	11.1	13.6
2007	11.4	14.2

China Northeast includes: Heilongjiang, Jilin and Liaoning.

Business Model

Operation Segments


Beauty & Spa
Customers sharing
SOKO
Resources sharing
(hire top 10% of graduates)
Fitness
Beauty School

Customer

- SOKO focuses on middle and upper-middle class customers, delivering superior services and solid profit margins.
- Over 12,000 Fitness memberships;
- Over 18,000 Beauty memberships;
- 90% are women


Composition of customers
Others 26%
Executives and Professionals 42%
Government Officials 9%
Small business Owners 23%

Business Model

Internal target marketing strategy


Fitness
(12,000)
Beauty &
Spa(18,000)
Fitness
Beauty
& Spa

- **Current Customer base**

  (2,000 memberships overlap)

- **Future Customer base**

  (enhance internal marketing)

High Profitability

Summary of Income Statement (FYE May 31st)			
(In thousands US$)	FY2006	FY2007	FY2008
Revenues	5,738	7,394	13,963
Gross Profit	3,723	5,658	9,844
Operating Income	2,131	2,964	5,516
Net Income	2,132	3,020	5,276
Gross margin	65%	77%	71%
Operating margin	37%	40%	40%
Net margin	37%	41%	39%

SOKO
SOKO Fitness & Spa Group

U.S. Comp table *(Jan. 9, 2008)*

Company	Ticker	Mkt Cap ($M)	EV ($M)	Rev ($M)	EBITDA	NI	Profit Margin	PE Forward	EV/EBITDA	EV/NI	YoY Q Growth
Town Sports International Holdings Inc	CLUB	83	388	503	111	21.5	4.3%	6.5	3.5	18	-24.3%
Life Time Fitness Inc.	LTM	537	1180	747	225	78	10.4%	6.3	5.2	15.1	17.6%
Regis Corp	RGS	554	1240	2750	296	79	2.9%	7.5	4.2	15.7	-29.7%
SOKO Fitness & Spa	SOKF	13.6	13.6	13.7	6.15	5.1	37.2%	2.1	2.2	2.7	32%

Fiscal 2Q Results

For the period ending November 30, 2008

- 3 mos revenue $4.61 million, up 38% YoY
- 3 mos net income $1.68 million, up 57% YoY
- 6 mos revenue $8.88 million, up 63% YoY
- FY2009 revenue guidance: in a range of $**16.3 to $18.3** million.

Reiterate FY2009 Guidance

- SOKO confirms FY2009 pro forma net income guidance, from previous $6 million to a range of **$6.5 to $7.1** million and provides a revenue guidance in a range of $**16.3 to $18.3** million.
- Pro forma Primary EPS $0.39-$0.42.
- Company targets organic growth of 30%
- Opening additional new clubs and spas drives the growth in revenue and net income.
- SOKO plans to open additional 2 spas and 3 fitness clubs in FY2009 to reach a total of 16 facilities.

Growth Strategy Organic

	FY2006	FY2007	FY2008	2009E
Beauty &Spa	4	4	7	10
Fitness & Yoga	1	1	2	5
School	1	1	1	1
Total # of stores	6	6	10	16

(FYE May 31st)

Financial Projections Organic

(in thousands US $)	FY2006	FY2007	FY2008	E2009
Revenue	$5,740	$7,400	$13,963	$17,400
Net income	$2,190	$3,020	$5,276	$6,800
Total # of stores	6	6	10	16
# of stores increase	-	-	4 (2+2)	6(3+3)
Gross margin	66%	77%	71%	75%
SG&A, others/revenue	28%	37%	31%	37%
Profit margin	38%	41%	38%	39%
Revenue increase	-	29%	89%	25%
Profit increase	-	38%	75%	29%

Target organic growth 30%. (FYE May 31st)

Financial Projections Organic

SOKO revenue and net income


$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
in thousands USD

		FY2006	FY2007	FY2008	E2009
Revenue		$5,740	$7,400	$13,963	$17,400
Net income		$2,190	$3,020	$5,276	$6,800

Target organic growth 30%.

Management Team

Tong Liu-CEO, Chairman of the Board and a Director

- More than 15 years of experience in H & F industry
- President of Beauty Research Association at Heilongjiang Province
- Graduated from Harbin Vocational & Technical University in 1991

Xia Yu-CFO

- MBA & Bachelor from School of Management, Harbin Institute of Technology
- Financial Manager at Harbin Pharmaceutical Group (the top ten largest pharmaceutical group in China)
- Vice President at Harbin Trade Group
- Vice President at Harbin Advertisement Group

Bingrong Wu- V.P. of Operation

- More than 10 years of experience in H & F industry
- General Manager at North Edifice Emporium
- Vice President at Da Zhuang Yuan Food Co.

Independent board

Gideon E. Kory, ***CFA***, *48*. Mr. Kory is currently a Managing Director of Freedom Investors Corp., a registered broker-dealer. Mr. Kory served as Senior Research Analyst and Vice President of Mergers and Acquisitions for Roth Capital Partners, an investment bank and registered broker-dealer. Prior to his involvement in the securities industry, Mr. Kory spent 15 years in engineering and management working with government, commercial enterprises and research institutions and as an independent consultant Mr. Kory is a Chartered Financial Analyst. Mr. Kory holds a Bachelor of Science in Electrical Engineering from the Israel Institute of Technology.

Su Zhang, *37*. Since June 2006, Mr. Zhang has served as Managing Director of Investments for Hua-Mei 21st Century LLC. From December 2005 until May 2006, he served as the Chief Operating Officer of TengTu International Ltd. Mr. Zhang was a founder of WeiZhXian Science and Technology Co. Ltd. and served as its General Manager from March 2004 to November 2005. From October 2003 through February 2004, Mr. Zhang served as the Assistant President of Joyo.com. From September 2002 through September 2003, Mr. Zhang was an associate for Legend Capital. Mr. Zhang holds an MBA from Guanghua School of Management, Peking University.

Yang Chen, *31*, is an attorney and was a partner with the law firm of Guangsheng & Partners from May 2002 through December 2007. Mr. Chen has an L.L.B. degree from Heilongjiang University Law School and a bachelor's degree in management from Harbin College.

Contact Information

China Headquarters:

***Yu Xia*, CFO**

Tel: +86(451) 8770 2255

Email: yuxia@sokofitness.com

The U.S. Office:

***Mu Yan*, Corporate Secretary**

Tel: +1(484) 716 1081

Email: muyan@sokofitness.com


有成就爱生活 SOKO
有成就 爱生活 SOKO
Grow with Your Health